UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

Performance Food Group Company

(Exact name of registrant as specified in its charter)

Delaware	001-37578	43-1983182
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of registrant’s principal executive office)		(Zip code)

(804) 484-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election

On December 14, 2017, the Board of Directors (the “Board”) of Performance Food Group Company (the “Company”) appointed Manuel A. Fernandez to the Board, effective immediately, to serve as a Class III director.

Mr. Fernandez serves as the Managing Director of SI Ventures, a venture capital firm focused on information technology and communications infrastructure. He has held that position with the firm since its inception in 1998. Mr. Fernandez served as Chairman and CEO of Gartner, Inc., a leading research and advisory company, from 1990 to 2001. He has also been Chairman and CEO of three technology-driven companies, Dataquest, Inc., Gavilan Computer Corporation and Zilog Incorporated. Mr. Fernandez currently serves on the Board of Directors of The Brunswick Corporation, where he is the lead director, Leggett & Platt, Incorporated, and Time, Inc. He previously served on the Board of Directors of Stanley Black & Decker, Inc., Flowers Foods, Inc. and Sysco Corporation.

Mr. Fernandez’s compensation for his services as a non-employee director will be consistent with that of the Company’s other non-employee directors. The cash portion of his compensation will be prorated from the date of his appointment.

Other than the standard compensation arrangement described above, there is no arrangement or understanding between Mr. Fernandez and any other person pursuant to which he was selected as a director. Mr. Fernandez does not have any direct or indirect material interest in any transaction in which the Company is a participant that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Mr. Bruce McEvoy, Director

On December 14, 2017, Bruce McEvoy, a director affiliated with The Blackstone Group L.P., resigned from his position as a member of the Board of Directors, effective immediately. There are no disagreements between Mr. McEvoy and the Company relating to matters concerning the Company’s operations, policies or practices. As previously disclosed, as a result of the completion of an underwritten secondary offering of our common stock in May 2017, Blackstone substantially exited its investment in the Company.

Item 7.01	Regulation FD Disclosure.

On December 14, 2017, the Company issued a press release announcing Mr. Fernandez’s appointment to the Board and Mr. McEvoy’s resignation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release of Performance Food Group Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: December 14, 2017	By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Senior Vice President, General Counsel and Secretary